UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2021
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

City of Richmond Host Community Agreement

On July 29, 2021, RVA Entertainment Holdings, LLC ("RVAEH"), a wholly owned unrestricted subsidiary of the Company, entered into a Host Community Agreement (the “HCA”) with the City of Richmond for the development of the ONE Casino + Resort (the "Project").  The HCA imposes certain obligations on RVAEH in connection with the development of the Project.  These commitments include but are not limited to: (i) a $26 million upfront payment (the "Upfront Payment") due upon successful passage of a citywide referendum permitting development of the Project (the "Referendum"); (ii) annual financial commitments upon opening of the Project; (iii) commitments with respect to the design, standards and “look and feel” of the Project; (iv) commitments with respect to programming and operation of the Project; (v) commitments with respect to wages and benefits and hiring and contracting goals; (vi) commitments with respect to the construction and funding of needed public and private infrastructure; (vii) area beautification commitments; (viii) timing obligations; (ix) commitments with respect to insurance and indemnification of the City and (x) restrictions on certain transfers of the Project or management of the Project.    In connection with the HCA, RVAEH and its development partner Pacific Peninsula Entertainment funded the Upfront Payment into escrow to be released to the City upon successful passage of the Referendum or back to RVAEH in the event the Referendum fails. On July 29, 2021, the City of Richmond formally filed a petition to the Circuit Court for the City of Richmond calling for the Referendum to be added to the ballot for November 2, 2021 citywide elections.

A full copy of the HCA as adopted by the City of Richmond City Council can be found at https://www.rva.gov/sites/default/files/2021-07/Richmond%20Host%20Community%20Agreement%20-%20FINAL.pdf and the above summary is qualified in its entirety by reference to the actual agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Director Appointment

On July 26, 2021, the board of directors of the Urban One, Inc. (the “Company”) reappointed D. Geoffrey Armstrong to the Board. Mr. Armstrong will serve as a Class B Director until the Company’s 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified, effective immediately.  Mr. Armstrong will serve as a member of the board’s audit and compensation committees.

Until November 2020, Mr. Armstrong previously served as a director and the chairman of the audit committee of the Company since June 2001 and May 2002, respectively.  Mr. Armstrong is Chief Executive Officer of 310 Partners, a private investment firm. From March 1999 through September 2000, Mr. Armstrong was the Chief Financial Officer of AMFM, which was publicly traded on the New York Stock Exchange until it was purchased by Clear Channel Communications in September 2000. From June 1998 to February 1999, Mr. Armstrong was Chief Operating Officer and a director of Capstar Broadcasting Corporation, which merged with AMFM in July 1999. Mr. Armstrong was a founder of SFX Broadcasting, which went public in 1993, and subsequently served as Chief Financial Officer, Chief Operating Officer and a director until the company was sold in 1998 to AMFM. Mr. Armstrong has also served on the board of directors of Nexstar Media Group, Inc., SFXii Entertainment, Capstar Broadcasting Corporation, AMFM and SFX Broadcasting.

Mr. Armstrong brings to Urban One’s Board of Directors his extensive experience as the Chief Executive Officer of several publicly traded companies in the broadcast and communications industry, as well as a member of the audit committee of several publicly traded companies. His service on the boards of public companies in diverse industries allows him to offer a broad perspective on corporate governance, risk management and operating issues facing corporations today.

There are no arrangements or understandings between Mr. Armstrong and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Armstrong and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Forward- Looking Statements

Forward-looking statements in this Form 8-K and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

Date: July 26, 2021                       /s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer